PRESS RELEASE Steven Cantor VP of Corporate Relations T + 978 436 6500 irelations@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EST

ENTEGRIS REPORTS STRONG SECOND-QUARTER RESULTS

•	Record second-quarter revenue of $329.0 million

•	GAAP net income of $40.0 million, or $0.28 per diluted share

•	Non-GAAP net income of $48.9 million, or $0.34 per diluted share

•	First-half 2017 revenue of $646.4 million grew 13.4 percent

•	First-half 2017 adjusted EBITDA reached $164.1 million, or 25.4 percent of revenue

BILLERICA, Mass., July 27, 2017 - Entegris, Inc. (NasdaqGS: ENTG), a leading specialty materials provider, today reported its financial results for the Company’s second quarter ended July 1, 2017.
Second-quarter sales were $329.0 million, an increase of 8.6% from the same quarter last year and a 3.7% increase sequentially. Second-quarter net income was $40.0 million, or $0.28 per diluted share, which included amortization of intangible assets of $11.0 million, as well as an asset impairment charge and severance expense of $3.6 million. Non-GAAP net income was $48.9 million, or $0.34 per diluted share.
For the first half of fiscal 2017, sales of $646.4 million increased 13.4% from the same period a year ago. First-half 2017 net income was $72.5 million, or $0.51 per share, which included amortization of intangible assets of $22.0 million, as well as an asset impairment charge and severance expense of $3.6 million. Non-GAAP net income for the first half of 2017 was $89.7 million, or $0.63 per diluted share.
Bertrand Loy, president and chief executive officer, said: “I am very pleased with Entegris’ performance thus far this year which puts us on a solid path to grow well in excess of our markets in 2017. Our growth in the second-quarter was driven by positive industry trends and reflected strong performance across our portfolio of solutions, as well as successful product introductions to support the ongoing ramp of advanced semiconductor manufacturing technologies such as 3D NAND. Our first-half sales grew 13% from the prior year, driven by strong growth in Asia, particularly in Korea."
Mr. Loy added: "The quality of our execution and financial performance in the second quarter demonstrates the strength of our business model and our operating leverage, as we generated strong cash flow from operations and achieved an adjusted EBITDA of $88.2 million, or 26.8% of sales."

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_________________________________________________________________________
ENTEGRIS, INC.	129 Concord Road, Building 2	T + 1 978 436 6500
entegris.com	Billerica, MA 01821 USA	F + 1 978 436 6745

Quarterly Financial Results Summary
(in thousands, except per share data)

GAAP Results	Q2-2017	Q2-2016	Q1-2017
Net sales	$329,002	$303,052	$317,377
Operating income	$59,090	$46,400	$50,920
Operating margin	18.0%	15.3%	16.0%
Net income	$39,991	$32,890	$32,514
Diluted earnings per share (EPS)	$0.28	$0.23	$0.23
Non-GAAP Results
Non-GAAP adjusted operating income	$73,826	$57,462	$61,865
Adjusted operating margin	22.4%	19.0%	19.5%
Non-GAAP net income	$48,906	$40,290	$40,754
Non-GAAP EPS	$0.34	$0.28	$0.28
Third-Quarter Outlook
For the third quarter ending September 30, 2017, the Company expects sales of $325 million to $340 million, net income of $36 million to $43 million, and net income per diluted share between $0.25 and $0.30. On a non-GAAP basis, EPS is expected to range from $0.30 to $0.35 per diluted share, which reflects net income on a non-GAAP basis in the range of $43 million to $50 million, which is adjusted for expected amortization expense of approximately $11 million or $0.05 per share.
Segment Results
As of December 31, 2016, the Company changed its financial segment reporting to the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases, and materials and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.
Second-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the second quarter on Thursday, July 27, 2017, at 9:00 a.m. Eastern Time. Participants should dial 1-877-852-6583 or 1-719-325-2495, referencing confirmation code 1492733. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. To access a telephonic replay of the call, please [Click Here]. The replay will be available starting at 12:00 p.m. ET on Thursday, July 27 until Saturday, September 9. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

Management’s slide presentation concerning the results for the second quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. | page 2 of 13

ABOUT ENTEGRIS
Entegris is a leading specialty materials provider for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.
Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to our competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring business operating results, such as amortization, depreciation and discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding our results and performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze our business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Gross Profit to Adjusted Gross Profit, GAAP Segment Profit to Adjusted Operating Income, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements
Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include those about future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; the Company's capital allocation strategy; our ability to execute on our strategies; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this press release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year

Entegris, Inc. | page 3 of 13

ended December 31, 2016, filed on February 17, 2017, and in our other periodic filings. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. | page 4 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	July 1, 2017	July 2, 2016	April 1, 2017
Net sales	$329,002	$303,052	$317,377
Cost of sales	178,699	163,847	177,781
Gross profit	150,303	139,205	139,596
Selling, general and administrative expenses	52,985	53,597	50,492
Engineering, research and development expenses	27,221	28,146	27,239
Amortization of intangible assets	11,007	11,062	10,945
Operating income	59,090	46,400	50,920
Interest expense, net	8,103	9,051	8,393
Other (income) expense, net	(46)	(1,054)	902
Income before income tax expense	51,033	38,403	41,625
Income tax expense	11,042	5,513	9,111
Net income	$39,991	$32,890	$32,514

Basic net income per common share:	$0.28	$0.23	$0.23
Diluted net income per common share:	$0.28	$0.23	$0.23

Weighted average shares outstanding:
Basic	141,696	140,953	141,501
Diluted	143,508	141,723	143,315

Entegris, Inc. | page 5 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six months ended
	July 1, 2017	July 2, 2016
Net sales	$646,379	$570,076
Cost of sales	356,480	316,165
Gross profit	289,899	253,911
Selling, general and administrative expenses	103,477	101,553
Engineering, research and development expenses	54,460	54,048
Amortization of intangible assets	21,952	22,351
Operating income	110,010	75,959
Interest expense, net	16,496	18,200
Other expense (income), net	856	(1,729)
Income before income tax expense	92,658	59,488
Income tax expense	20,153	10,386
Net income	$72,505	$49,102

Basic net income per common share:	$0.51	$0.35
Diluted net income per common share:	$0.51	$0.35

Weighted average shares outstanding:
Basic	141,599	140,867
Diluted	143,411	141,547

Entegris, Inc. | page 6 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	July 1, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$405,635	$406,389
Accounts receivable, net	171,113	165,675
Inventories	194,155	183,529
Deferred tax charges and refundable income taxes	16,716	20,140
Other current assets	21,374	24,398
Total current assets	808,993	800,131

Property, plant and equipment, net	341,146	321,562

Goodwill	355,178	345,269
Intangible assets	206,182	217,548
Deferred tax assets	8,622	8,022
Other assets	7,322	7,000
Total assets	$1,727,443	$1,699,532

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$100,000	$100,000
Accounts payable	56,961	61,617
Accrued liabilities	75,275	83,530
Income tax payable	18,786	16,424
Total current liabilities	251,022	261,571

Long-term debt, excluding current maturities	435,910	484,677
Other liabilities	58,242	54,066
Shareholders’ equity	982,269	899,218
Total liabilities and shareholders’ equity	$1,727,443	$1,699,532

Entegris, Inc. | page 7 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Operating activities:
Net income	$39,991	$32,890	$72,505	$49,102
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,411	13,825	28,388	27,525
Amortization	11,007	11,062	21,952	22,351
Stock-based compensation expense	4,039	3,505	7,909	6,366
Provision for deferred income taxes	(215)	(720)	3,207	(931)
Other	6,497	4,408	10,130	9,204
Changes in operating assets and liabilities:
Trade accounts and notes receivable	4,514	(29,300)	(3,032)	(36,099)
Inventories	(8,422)	1,609	(13,837)	(11,389)
Accounts payable and accrued liabilities	10,177	23,065	(13,313)	13,555
Income taxes payable and refundable income taxes	4,209	1,133	2,957	407
Other	(1,049)	(278)	1,725	(1,553)
Net cash provided by operating activities	85,159	61,199	118,591	78,538
Investing activities:
Acquisition of business net of cash acquired	(20,000)	—	(20,000)	—
Acquisition of property and equipment	(20,302)	(14,325)	(42,492)	(32,144)
Other	25	837	211	(1,658)
Net cash used in investing activities	(40,277)	(13,488)	(62,281)	(33,802)
Financing activities:
Payments on long-term debt	(25,000)	(25,000)	(50,000)	(25,000)
Issuance of common stock	1,864	2,380	2,905	2,380
Taxes paid related to net share settlement of equity awards	(664)	(136)	(5,239)	(2,203)
Other	(5,000)	42	(9,270)	(3,482)
Net cash used in financing activities	(28,800)	(22,714)	(61,604)	(28,305)
Effect of exchange rate changes on cash	(1,606)	4,343	4,540	7,487
Increase (decrease) in cash and cash equivalents	14,476	29,340	(754)	23,918
Cash and cash equivalents at beginning of period	391,159	344,403	406,389	349,825
Cash and cash equivalents at end of period	$405,635	$373,743	$405,635	$373,743

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Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Net sales	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$121,174	$111,782	$114,435	$235,609	$212,889
Microcontamination Control	104,407	91,584	100,055	204,462	169,203
Advanced Materials Handling	103,421	99,686	102,887	206,308	187,984
Total net sales	$329,002	$303,052	$317,377	$646,379	$570,076

	Three months ended			Six months ended
Segment profit	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$34,174	$28,914	$28,140	$62,314	$51,330
Microcontamination Control	36,484	28,566	35,581	72,065	46,706
Advanced Materials Handling	19,573	22,519	18,276	37,849	41,430
Total segment profit	90,231	79,999	81,997	172,228	139,466
Amortization of intangibles	11,007	11,062	10,945	21,952	22,351
Unallocated expenses	20,134	22,537	20,132	40,266	41,156
Total operating income	$59,090	$46,400	$50,920	$110,010	$75,959

Entegris, Inc. | page 9 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Net sales	$329,002	$303,052	$317,377	$646,379	$570,076
Gross profit-GAAP	$150,303	$139,205	$139,596	$289,899	$253,911
Adjustments to gross profit:
Impairment of equipment	1,966	—	—	1,966	—
Adjusted gross profit	$152,269	$139,205	$139,596	$291,865	$253,911

Gross margin - as a % of net sales	45.7%	45.9%	44.0%	44.8%	44.5%
Adjusted gross margin - as a % of net sales	46.3%	45.9%	44.0%	45.2%	44.5%

Entegris, Inc. | page 10 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Segment profit-GAAP	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$34,174	$28,914	$28,140	$62,314	$51,330
Microcontamination Control	36,484	28,566	35,581	72,065	46,706
Advanced Materials Handling	19,573	22,519	18,276	37,849	41,430
Total segment profit	90,231	79,999	81,997	172,228	139,466
Amortization of intangible assets	11,007	11,062	10,945	21,952	22,351
Unallocated expenses	20,134	22,537	20,132	40,266	41,156
Total operating income	$59,090	$46,400	$50,920	$110,010	$75,959

Segment profit margin-GAAP
Specialty Chemicals and Engineered Materials	28.2%	25.9%	24.6%	26.4%	24.1%
Microcontamination Control	34.9%	31.2%	35.6%	35.2%	27.6%
Advanced Materials Handling	18.9%	22.6%	17.8%	18.3%	22.0%

	Three months ended			Six months ended
Adjusted segment profit	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$34,174	$28,914	$28,140	$62,314	$51,330
Microcontamination Control [1]	37,927	28,566	35,581	73,508	46,706
Advanced Materials Handling [2]	21,859	22,519	18,276	40,135	41,430
Total adjusted segment profit	93,960	79,999	81,997	175,957	139,466
Amortization of intangible assets [3]	—	—	—	—	—
Unallocated expenses	20,134	22,537	20,132	40,266	41,156
Total adjusted operating income	$73,826	$57,462	$61,865	$135,691	$98,310

Adjusted segment profit margin
Specialty Chemicals and Engineered Materials	28.2%	25.9%	24.6%	26.4%	24.1%
Microcontamination Control	36.3%	31.2%	35.6%	36.0%	27.6%
Advanced Materials Handling	21.1%	22.6%	17.8%	19.5%	22.0%

1 Adjusted segment profit for Microcontamination Control for the three and six months ended July 1, 2017 excludes charges for impairment of equipment and severance of $884 and $559, respectively.
2 Adjusted segment profit for Advanced Material Handling for the three and six months ended July 1, 2017 excludes charges for impairment of equipment of $2,286.
3 Adjusted amortization of intangible assets excludes amortization expense of $11,007, $11,062, and $10,945 for the three months ended July 1, 2017, July 2, 2016, and April 1, 2017, respectively and $21,952 and $22,351 for the six months ended July 1, 2017 and July 2, 2016, respectively.

Entegris, Inc. | page 11 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Net sales	$329,002	$303,052	$317,377	$646,379	$570,076
Net income	$39,991	$32,890	$32,514	$72,505	$49,102
Adjustments to net income:
Income tax expense	11,042	5,513	9,111	20,153	10,386
Interest expense, net	8,103	9,051	8,393	16,496	18,200
Other (income) expense, net	(46)	(1,054)	902	856	(1,729)
GAAP - Operating income	59,090	46,400	50,920	110,010	75,959
Severance	559	—	—	559	—
Impairment of equipment	3,170	—	—	3,170	—
Amortization of intangible assets	11,007	11,062	10,945	21,952	22,351
Adjusted operating income	73,826	57,462	61,865	135,691	98,310
Depreciation	14,411	13,825	13,977	28,388	27,525
Adjusted EBITDA	$88,237	$71,287	$75,842	$164,079	$125,835

Adjusted operating margin	22.4%	19.0%	19.5%	21.0%	17.2%
Adjusted EBITDA - as a % of net sales	26.8%	23.5%	23.9%	25.4%	22.1%

Entegris, Inc. | page 12 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Six months ended
	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
GAAP net income	$39,991	$32,890	$32,514	$72,505	$49,102
Adjustments to net income:
Severance	559	—	—	559	—
Impairment of equipment	3,170	—	—	3,170	—
Gain on sale of equity investment	—	(38)	—	—	(156)
Amortization of intangible assets	11,007	11,062	10,945	21,952	22,351
Tax effect of adjustments to net income and discrete items	(5,821)	(3,624)	(2,705)	(8,526)	(7,390)
Non-GAAP net income	$48,906	$40,290	$40,754	$89,660	$63,907

Diluted earnings per common share	$0.28	$0.23	$0.23	$0.51	$0.35
Effect of adjustments to net income	$0.06	$0.05	$0.06	$0.12	$0.10
Diluted non-GAAP earnings per common share	$0.34	$0.28	$0.28	$0.63	$0.45

### END ###

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